                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
                        RETURN HIGHLIGHTS       4

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       6
                      TOP FIVE INDUSTRIES       6
         Q&A WITH YOUR PORTFOLIO MANAGERS       7
                        GLOSSARY OF TERMS      11

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      12
                     FINANCIAL STATEMENTS      17
            NOTES TO FINANCIAL STATEMENTS      23

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      32
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                       A SHARES        B SHARES        C SHARES
-----------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -12.41%         -12.77%         -12.72%
-----------------------------------------------------------------------------------
Six-month total return(2)               -17.41%         -17.13%         -13.59%
-----------------------------------------------------------------------------------
One-year total return(2)                -29.72%         -29.74%         -26.70%
-----------------------------------------------------------------------------------
Five-year average annual total
return(2)                                -6.46%          -6.26%          -6.01%
-----------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.77%           4.87%(3)          N/A
-----------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                10.19%           4.77%(3)        4.08%
-----------------------------------------------------------------------------------
Commencement date                      07/22/69        01/10/92        08/27/93
-----------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would need to pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                         PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2002)


1.   MICROSOFT                   3.9%
     Develops and supports a range of
     software products.

2.   PFIZER                      3.7%
     Manufactures pharmaceuticals
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine and Visine.

3.   MERCK                       3.7%
     Develops human and animal health-care
     products.

4.   FANNIE MAE                  3.2%
     Works with lenders to provide
     federally mandated mortgages to low-
     and middle-income families in the
     United States.

5.   CITIGROUP                   3.1%
     Provides financial services to
     consumer and corporate customers
     around the world.

6.   WAL-MART STORES             3.1%
     Operates discount department stores
     and warehouse membership clubs.

7.   PHILIP MORRIS               3.0%
     Manufactures and sells various
     consumer products.

8.   LEHMAN BROTHERS             3.0%
     Provides financial services to
     governments, corporations and
     consumers worldwide.

9.   AMERICAN INTERNATIONAL
     GROUP (AIG)                 2.8%
     Provides insurance and other
     financial services worldwide.

10.  FIRST DATA                  2.8%
     Provides credit card transaction and
     billing services to banks and
     retailers.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2002                    JUNE 30, 2002
                                                                     -----------------                    -------------
Diversified Financial Services                                              14.8%                              13.4%
Pharmaceuticals                                                             11.0%                               9.0%
General Merchandise Stores                                                   5.2%                               4.5%
Systems Software                                                             4.4%                               4.0%
Managed Health Care                                                          3.6%                               2.5%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN PACE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S CORE GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE GUY G. RUTHERFURD JR., MANAGING DIRECTOR, AND THOMAS COPPER, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE PAST SIX MONTHS?

A   The fund declined -12.41 percent
for the six months ended December 31, 2002. This result compared unfavorably to its benchmarks, the Standard & Poor's 500 Index and the Lipper Growth Fund Index, which returned -10.29 percent and -9.88 percent, respectively, during the same time period. Return for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent. If the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth Fund Index is an unmanaged index that reflects the average performance of the 30 largest growth funds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    Disappointing stock selection was the major reason for the fund's underperformance relative to its benchmark. In other words, the fund owned more of certain poor-performing stocks than were in the S&P 500. The fund's results were particularly hurt by some of its health-care investments--especially Laboratory Corporation of America, which fell sharply during the past six months.

Q   WHAT TYPE OF MARKET
    ENVIRONMENT WAS IT FOR THE FUND?

A   As the reporting period began in
June, the stock market continued its recent downward trend. The S&P 500 declined 17 percent in the third quarter of 2002, and 11 percent in September alone--the index's worst quarterly performance since 1987 and weakest September since the Great Depression. Investors remained concerned about the still-vulnerable economy, ongoing weakness in corporate profits, persistent threats of terrorism and the increasing potential for war in Iraq.

    The market environment turned abruptly in the fourth quarter, however, and stocks made a surprising recovery. Continued low interest rates--culminating in the Federal Reserve Board's surprise half-percent rate cut in November--coupled with consumers' willingness to continue their spending and temporary signs of diplomatic progress in Iraq helped fuel the turnaround. This rally was unique because it was led by stocks in the technology and telecommunications sectors--the same areas that drove the market during the late 1990s, but were dismal performers in recent years.

Q   WHAT WAS YOUR APPROACH TO
    MANAGING THE FUND IN THIS ENVIRONMENT?

A   Our overall management strategy
remained consistent, as it always does. We focused on stocks of large-capitalization, industry-leading companies. While our focus stayed more on growth companies, we also closely monitored valuations to avoid paying more for stocks than we believed they were worth.

    Our investment process featured a combination of top-down analysis, which led us to the sectors of the market we wished to focus on, and bottom-up stock selection, which directed us to those industry-leading businesses we thought would make good additions to the fund. Within that framework, we made a number of strategic decisions in response to market conditions.

    We continued to de-emphasize stocks in the consumer staples sector--one of the market's best-performing segments during the first part of 2002--because we believed that company valuations in this sector were too high. In hindsight, this decision was effective because consumer staples generally fell during the period. The stocks the fund did own in this sector performed relatively well.

    We kept a higher-than-average weighting in energy stocks because we believed that energy prices would benefit from continued uncertainty in the Middle East. At the same time, we underweighted utility stocks, which continued to falter in the wake of Enron's collapse.

    Within the information-technology sector, we shifted the fund's assets from semiconductor stocks to software and services stocks. We thought large-cap growth companies, following two years of lagging the performance of value companies in the sector, were finally trading at attractive valuations. We also believed that leading software firms such as Microsoft and Oracle might stand to benefit from an economic recovery, which would lead to a general increase in spending on new computer applications.

    We increased the fund's weighting in health-care stocks. In our opinion, many stocks in this sector offered attractive growth potential and, despite recent success, still traded at reasonable prices.

    By selling stocks at a gain when appropriate, we took advantage of capital losses incurred in recent years. This action helped us reduce the fund's future tax exposure.

Q   WHAT STOCKS MOST HELPED THE
    FUND'S PERFORMANCE?

A   Two of the fund's best performers
were Merck and SLM Corporation. Merck, a large pharmaceutical company that makes cholesterol, hypertension and pain-management drugs and other products overcame investors' concerns about its management team and generated strong results. SLM, better known for its subsidiary, Sallie Mae, which provides financing for student loans, also fared very well. Unlike other financial firms, SLM faces limited exposure to credit and interest-rate risk. The company has a strong position in the student-loan market and stands to benefit from ongoing increases in college tuition.

    Performance was also aided by investments in energy giant ExxonMobil and wireless telephone maker Nokia, both large-cap companies whose price had declined substantially--more than we believed was warranted--and that benefited after reporting better-than-anticipated financial results.

    Keep in mind that not all of the securities held by the fund performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT STOCKS
    WERE DISAPPOINTMENTS?

A   Unlike the fund's positive
performers, the fund's weak stocks did especially poorly and had a disproportionate impact on results. The fund's worst-performing investment was Laboratory Corporation of America, or LabCorp, a leading provider of clinical lab tests. The company's stock plummeted after management announced quarterly earnings that, although positive, were well short of expectations. Despite the disappointing earnings, the fund continues to own LabCorp--and even bought more of the stock after it declined--because we are attracted to the company's strong competitive position.

    Another poor performer for the fund was Taiwan Semiconductor, the world's largest semiconductor contract manufacturer. We eliminated the fund's position in the stock based on our growing concerns about the company's long-term growth prospects.

    In the financial sector, the Bank of New York, whose earnings were hurt by bad loans made to telecommunications companies, emerging energy firms, and other businesses affected by the decline in global capital markets, was another disappointing holding. Also declining was CSX, one of the country's largest railroad operators. CSX, a solid performer in recent years, announced weak third-quarter earnings that sent its stock price sharply lower.

Q   WHAT DO YOU SEE AHEAD FOR
    THE FUND?

A   We think the market is
undervalued at this point, and we are finally looking for a break in the historically rare pattern of three consecutive down years. Though we are generally optimistic about the stock market's potential in 2003, there is still an enormous amount of uncertainty about the future. The biggest near-term question mark is the potential for war in Iraq--which we believe is a possibility but not necessarily an eventuality.

    We are comfortable with the fund's current positioning in this environment and plan to continue following our overall management strategy. With the substantial amount of risk still present in today's stock market, we plan to focus on those stocks that we believe have the best potential for capital growth.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

SALES CHARGE: Also referred to as the load, this is a fee paid by an investor to acquire shares in a mutual fund.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  90.6%
AEROSPACE & DEFENSE  1.2%
United Technologies Corp...................................    284,600   $   17,628,124
                                                                         --------------

ALUMINUM  0.5%
Alcoa, Inc.................................................    340,000        7,745,200
                                                                         --------------

APPLICATION SOFTWARE  0.3%
SAP AG--ADR (Germany)......................................    240,000        4,680,000
                                                                         --------------

BANKS  2.1%
Bank of New York Co., Inc..................................  1,362,000       32,633,520
                                                                         --------------

BIOTECHNOLOGY  0.9%
Genentech, Inc. (a)........................................    435,000       14,424,600
                                                                         --------------
BROADCASTING & CABLE TV  2.2%
Clear Channel Communications, Inc. (a).....................    290,000       10,814,100
Comcast Corp., Class A (a).................................    359,085        8,463,633
Liberty Media Corp., Class A (a)...........................  1,675,000       14,974,500
                                                                         --------------
                                                                             34,252,233
                                                                         --------------
COMPUTER HARDWARE  1.3%
Concurrent Computer Corp. (a)..............................  1,675,000        4,824,000
Hewlett-Packard Co.........................................    855,000       14,842,800
                                                                         --------------
                                                                             19,666,800
                                                                         --------------
DATA PROCESSING SERVICES  2.5%
First Data Corp............................................  1,090,000       38,596,900
                                                                         --------------

DIVERSIFIED FINANCIAL SERVICES  13.5%
Citigroup, Inc. ...........................................  1,213,066       42,687,793
Fannie Mae.................................................    698,900       44,960,237
Freddie Mac................................................    363,900       21,488,295
iShares Nasdaq Biotechnology Index Fund (a)................    285,000       14,064,750
Lehman Brothers Holdings, Inc. ............................    772,000       41,139,880
Nasdaq-100 Index Tracking Stock (a)........................    600,000       14,622,000
SLM Corp...................................................    260,000       27,003,600
                                                                         --------------
                                                                            205,966,555
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED METALS & MINING  1.7%
Phelps Dodge Corp. (a).....................................    800,000   $   25,320,000
                                                                         --------------

ELECTRONIC EQUIPMENT & INSTRUMENTS  0.4%
Gentex Corp. (a)...........................................    174,500        5,521,180
                                                                         --------------

FERTILIZERS & AGRICULTURAL CHEMICALS  0.3%
Potash Corporation of Saskatchewan, Inc. (Canada)..........     75,000        4,769,250
                                                                         --------------

GENERAL MERCHANDISE STORES  4.7%
Target Corp. ..............................................    969,000       29,070,000
Wal-Mart Stores, Inc. .....................................    844,000       42,630,440
                                                                         --------------
                                                                             71,700,440
                                                                         --------------
GOLD  1.0%
Newmont Mining Corp. ......................................    515,000       14,950,450
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  1.2%
Laboratory Corporation of America Holdings (a).............    795,000       18,475,800
                                                                         --------------

HEALTH CARE EQUIPMENT  1.2%
Baxter International, Inc. ................................    675,000       18,900,000
                                                                         --------------

HEALTH CARE FACILITIES  1.3%
HCA, Inc. .................................................    496,000       20,584,000
                                                                         --------------

HOME IMPROVEMENT RETAIL  0.7%
Home Depot, Inc. ..........................................    436,000       10,446,560
                                                                         --------------

HOMEBUILDING  0.9%
Lennar Corp. ..............................................    279,000       14,396,400
                                                                         --------------

HOUSEHOLD PRODUCTS  0.7%
Procter & Gamble Co. ......................................    125,000       10,742,500
                                                                         --------------

INDUSTRIAL CONGLOMERATES  2.5%
General Electric Co. ......................................  1,374,300       33,464,205
Tyco International Ltd. (Bermuda)..........................    260,000        4,440,800
                                                                         --------------
                                                                             37,905,005
                                                                         --------------
INDUSTRIAL MACHINERY  0.9%
Roper Industries, Inc. ....................................    384,800       14,083,680
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INTEGRATED OIL & GAS  2.8%
Exxon Mobil Corp. .........................................    480,362   $   16,783,848
Royal Dutch Petroleum Co.--ADR (Netherlands)...............    580,000       25,531,600
                                                                         --------------
                                                                             42,315,448
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  2.1%
AT&T Corp. ................................................    452,000       11,801,720
SBC Communications, Inc. ..................................    775,000       21,010,250
                                                                         --------------
                                                                             32,811,970
                                                                         --------------
IT CONSULTING & SERVICES  0.6%
SunGard Data Systems, Inc. (a).............................    385,000        9,070,600
                                                                         --------------

MANAGED HEALTH CARE  3.3%
Aetna, Inc. ...............................................    890,000       36,596,800
UnitedHealth Group, Inc. ..................................    158,400       13,226,400
                                                                         --------------
                                                                             49,823,200
                                                                         --------------
MOVIES & ENTERTAINMENT  1.6%
Viacom, Inc. (a)...........................................    595,000       24,252,200
                                                                         --------------

MULTI-LINE INSURANCE  2.6%
American International Group, Inc. ........................    677,435       39,189,615
                                                                         --------------

NETWORKING EQUIPMENT  1.5%
Cisco Systems, Inc. (a)....................................  1,748,800       22,909,280
                                                                         --------------

OIL & GAS DRILLING  1.1%
Noble Corp. (a)............................................    469,000       16,485,350
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  1.0%
Baker Hughes, Inc. ........................................    482,000       15,515,580
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  2.6%
Apache Corp. ..............................................    280,000       15,957,200
EnCana Corp. (Canada)......................................    775,000       24,102,500
                                                                         --------------
                                                                             40,059,700
                                                                         --------------
OIL & GAS REFINING & MARKETING  1.2%
Valero Energy Corp. .......................................    490,000       18,100,600
                                                                         --------------

PAPER PRODUCTS  0.6%
International Paper Co. ...................................    280,000        9,791,600
                                                                         --------------

PHARMACEUTICALS  10.0%
Johnson & Johnson..........................................    637,000       34,213,270
Merck & Co., Inc. .........................................    899,700       50,932,017

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PHARMACEUTICALS (CONTINUED)
Pfizer, Inc. ..............................................  1,677,725   $   51,288,053
Wyeth......................................................    444,000       16,605,600
                                                                         --------------
                                                                            153,038,940
                                                                         --------------
PROPERTY & CASUALTY  2.5%
PMI Group, Inc. ...........................................    745,000       22,379,800
XL Capital Ltd., Class A (Bermuda).........................    212,000       16,377,000
                                                                         --------------
                                                                             38,756,800
                                                                         --------------
RAILROADS  1.4%
CSX Corp. .................................................    735,000       20,807,850
                                                                         --------------

RESTAURANTS  1.4%
Wendy's International, Inc. ...............................    810,000       21,926,700
                                                                         --------------

SEMICONDUCTORS  1.0%
Intel Corp. ...............................................  1,005,000       15,647,850
                                                                         --------------

SOFT DRINKS  1.7%
PepsiCo, Inc. .............................................    618,000       26,091,960
                                                                         --------------

SYSTEMS SOFTWARE  4.0%
Microsoft Corp. (a)........................................  1,035,400       53,530,180
Oracle Corp. (a)...........................................    725,000        7,830,000
                                                                         --------------
                                                                             61,360,180
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  2.2%
Motorola, Inc. ............................................    830,000        7,179,500
Nokia Corp.--ADR (Finland).................................  1,745,000       27,047,500
                                                                         --------------
                                                                             34,227,000
                                                                         --------------
TOBACCO  2.8%
Philip Morris Co., Inc. ...................................  1,037,000       42,029,610
                                                                         --------------

WIRELESS TELECOMMUNICATION SERVICES  0.6%
AT&T Wireless Services, Inc. (a)...........................  1,680,000        9,492,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  90.6%
  (Cost $1,492,698,523)...............................................    1,387,093,230
                                                                         --------------

SHORT-TERM INVESTMENTS  9.8%
REPURCHASE AGREEMENT  9.1%
Banc of America Securities LLC ($139,651,000 par collateralized by
  U.S. Government obligations in a pooled cash account, dated
  12/31/02, to be sold on 01/02/03 at $139,660,310)...................      139,651,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                                  VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS  0.7%
Federal National Mortgage Association Discount Note ($10,000,000 par,
  yielding 1.554%, 03/07/03 maturity) (b).............................   $    9,972,014
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $149,623,014).................................................      149,623,014
                                                                         --------------

TOTAL INVESTMENTS  100.4%
  (Cost $1,642,321,537)...............................................    1,536,716,244
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%).........................       (6,186,312)
                                                                         --------------

NET ASSETS  100.0%....................................................   $1,530,529,932
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Asset segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $1,642,321,537).....................  $1,536,716,244
Receivables:
  Dividends.................................................       1,926,335
  Fund Shares Sold..........................................         136,169
  Variation Margin on Futures...............................         119,350
  Interest..................................................           4,655
Other.......................................................         292,044
                                                              --------------
    Total Assets............................................   1,539,194,797
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       4,525,222
  Fund Shares Repurchased...................................       1,505,814
  Distributor and Affiliates................................       1,167,576
  Investment Advisory Fee...................................         645,724
  Custodian Bank............................................             805
Accrued Expenses............................................         449,129
Trustees' Deferred Compensation and Retirement Plans........         370,595
                                                              --------------
    Total Liabilities.......................................       8,664,865
                                                              --------------
NET ASSETS..................................................  $1,530,529,932
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,122,305,081
Accumulated Undistributed Net Investment Income.............        (272,012)
Net Unrealized Depreciation.................................    (106,732,932)
Accumulated Net Realized Loss...............................    (484,770,205)
                                                              --------------
NET ASSETS..................................................  $1,530,529,932
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,474,435,637 and 208,773,405 shares of
    beneficial interest issued and outstanding).............  $         7.06
    Maximum sales charge (5.75%* of offering price).........             .43
                                                              --------------
    Maximum offering price to public........................  $         7.49
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,336,706 and 7,146,087 shares of
    beneficial interest issued and outstanding).............  $         6.90
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,757,589 and 975,639 shares of
    beneficial interest issued and outstanding).............  $         6.93
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $58,047).....  $   9,140,206
Interest....................................................      1,066,570
                                                              -------------
    Total Income............................................     10,206,776
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      3,896,568
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,946,531, $251,282 and $33,400,
  respectively).............................................      2,231,213
Shareholder Services........................................      1,932,938
Custody.....................................................         95,704
Legal.......................................................         36,780
Trustees' Fees and Related Expenses.........................         20,926
Other.......................................................        367,807
                                                              -------------
    Total Expenses..........................................      8,581,936
    Less Credits Earned on Cash Balances....................         21,691
                                                              -------------
    Net Expenses............................................      8,560,245
                                                              -------------
NET INVESTMENT INCOME.......................................  $   1,646,531
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(195,623,520)
  Futures...................................................      1,008,327
  Foreign Currency Transactions.............................            130
                                                              -------------
Net Realized Loss...........................................   (194,615,063)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (69,856,984)
                                                              -------------
  End of the Period:
    Investments.............................................   (105,605,293)
    Futures.................................................     (1,127,005)
    Foreign Currency Translation............................           (634)
                                                              -------------
                                                               (106,732,932)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (36,875,948)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(231,491,011)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(229,844,480)
                                                              =============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
(Unaudited)

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     DECEMBER 31, 2002   JUNE 30, 2002
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................  $    1,646,531     $    6,835,560
Net Realized Loss...................................    (194,615,063)      (189,122,828)
Net Unrealized Depreciation During the Period.......     (36,875,948)      (298,774,347)
                                                      --------------     --------------
Change in Net Assets from Operations................    (229,844,480)      (481,061,615)
                                                      --------------     --------------

Distributions from Net Investment Income:
  Class A Shares....................................      (3,754,228)        (9,646,873)
  Class B Shares....................................             -0-                -0-
  Class C Shares....................................             -0-                -0-
                                                      --------------     --------------
Total Distributions.................................      (3,754,228)        (9,646,873)
                                                      --------------     --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................    (233,598,708)      (490,708,488)
                                                      --------------     --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................      86,720,354         74,226,978
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................       3,534,156          9,005,589
Cost of Shares Repurchased..........................    (190,472,626)      (335,237,439)
                                                      --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..    (100,218,116)      (252,004,872)
                                                      --------------     --------------
TOTAL DECREASE IN NET ASSETS........................    (333,816,824)      (742,713,360)
NET ASSETS:
Beginning of the Period.............................   1,864,346,756      2,607,060,116
                                                      --------------     --------------
End of the Period (Including accumulated
  undistributed net investment income of ($272,012)
  and $1,835,685, respectively).....................  $1,530,529,932     $1,864,346,756
                                                      ==============     ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                              ENDED                      YEAR ENDED JUNE 30,
CLASS A SHARES               DEC. 31,    ----------------------------------------------------
                               2002        2002       2001       2000       1999       1998
                            -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $   8.08    $  10.09   $  13.63   $  15.47   $  14.97   $  13.87
                             --------    --------   --------   --------   --------   --------
  Net Investment Income....       .17         .03        .04        .11        .12        .12
  Net Realized and
    Unrealized Gain/Loss...     (1.01)      (2.00)     (2.86)       .46       1.74       3.54
                             --------    --------   --------   --------   --------   --------
Total from Investment
  Operations...............      (.84)      (1.97)     (2.82)       .57       1.86       3.66
                             --------    --------   --------   --------   --------   --------
Less:
  Distributions from Net
    Investment Income......       .18         .04        .08        .12        .11        .14
  Distributions from Net
    Realized Gain..........       -0-         -0-        .64       2.29       1.25       2.42
                             --------    --------   --------   --------   --------   --------
Total Distributions........       .18         .04        .72       2.41       1.36       2.56
                             --------    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD...................  $   7.06    $   8.08   $  10.09   $  13.63   $  15.47   $  14.97
                             ========    ========   ========   ========   ========   ========

Total Return (a)...........   -12.41%     -19.57%    -21.23%      4.01%     13.65%     29.89%
Net Assets at End of the
  Period (In millions).....  $1,474.4    $1,798.4   $2,505.0   $3,542.4   $3,905.1   $3,661.4
Ratio of Expenses to
  Average Net Assets.......     1.04%        .92%       .87%       .82%       .83%       .88%
Ratio of Net Investment
  Income to Average Net
  Assets...................      .23%        .33%       .30%       .72%       .78%       .80%
Portfolio Turnover.........       26%*        93%       117%        71%        94%        67%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                  YEAR ENDED JUNE 30,
CLASS B SHARES                  DEC. 31,    --------------------------------------------
                                  2002       2002      2001      2000     1999     1998
                               ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $  7.91     $  9.91   $ 13.40   $15.24   $14.77   $13.73
                                -------     -------   -------   ------   ------   ------
  Net Investment Income/Loss..     (.02)       (.04)     (.05)    (.01)     -0-      .05
  Net Realized and Unrealized
    Gain/Loss.................     (.99)      (1.96)    (2.80)     .46     1.72     3.47
                                -------     -------   -------   ------   ------   ------
Total from Investment
  Operations..................    (1.01)      (2.00)    (2.85)     .45     1.72     3.52
                                -------     -------   -------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income.........      -0-         -0-       -0-      -0-      -0-      .06
  Distributions from Net
    Realized Gain.............      -0-         -0-       .64     2.29     1.25     2.42
                                -------     -------   -------   ------   ------   ------
Total Distributions...........      -0-         -0-       .64     2.29     1.25     2.48
                                -------     -------   -------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $  6.90     $  7.91   $  9.91   $13.40   $15.24   $14.77
                                =======     =======   =======   ======   ======   ======

Total Return (a)..............  -12.77%     -20.18%   -21.79%    3.20%   12.79%   28.92%
Net Assets at End of the
  Period (In millions)........  $  49.3     $  58.3   $  89.8   $137.7   $151.8   $140.3
Ratio of Expenses to Average
  Net Assets..................    1.80%       1.68%     1.56%    1.62%    1.61%    1.66%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets......................    -.53%       -.43%     -.40%    -.06%       0%     .03%
Portfolio Turnover............      26%*        93%      117%      71%      94%      67%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                  YEAR ENDED JUNE 30,
CLASS C SHARES                  DEC. 31,    --------------------------------------------
                                  2002       2002      2001      2000     1999     1998
                               ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $  7.94     $  9.94   $ 13.43   $15.28   $14.79   $13.75
                                -------     -------   -------   ------   ------   ------
  Net Investment Income/Loss..     (.02)       (.04)     (.03)    (.03)     -0-      .03
  Net Realized and Unrealized
    Gain/Loss.................     (.99)      (1.96)    (2.82)     .47     1.74     3.48
                                -------     -------   -------   ------   ------   ------
Total from Investment
  Operations..................    (1.01)      (2.00)    (2.85)     .44     1.74     3.51
                                -------     -------   -------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income.........      -0-         -0-       -0-      -0-      -0-      .05
  Distributions from Net
    Realized Gain.............      -0-         -0-       .64     2.29     1.25     2.42
                                -------     -------   -------   ------   ------   ------
Total Distributions...........      -0-         -0-       .64     2.29     1.25     2.47
                                -------     -------   -------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $  6.93     $  7.94   $  9.94   $13.43   $15.28   $14.79
                                =======     =======   =======   ======   ======   ======

Total Return (a)..............  -12.72%     -20.12%   -21.75%    3.13%   12.91%   28.87%
Net Assets at End of the
  Period (In millions)........  $   6.8     $   7.7   $  12.2   $ 17.7   $ 13.0   $ 11.7
Ratio of Expenses to Average
  Net Assets..................    1.80%       1.68%     1.45%    1.62%    1.61%    1.66%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets......................    -.53%       -.43%     -.29%    -.10%     .01%     .04%
Portfolio Turnover............      26%*        93%      117%      71%      94%      67%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $224,254,302, which will expire on June 30, 2010.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,646,297,098
                                                              ==============
Gross tax unrealized appreciation...........................  $   73,088,979
Gross tax unrealized depreciation...........................    (182,669,833)
                                                              --------------
Net tax unrealized depreciation on investments..............  $ (109,580,854)
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended June 30, 2002 was as follows:

                                                                 2002
Distributions paid from:
  Ordinary income...........................................  $9,646,122
  Long-term capital gain....................................         -0-
                                                              ----------
                                                              $9,646,122
                                                              ==========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

    As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $2,276,444

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on securities transactions.

G. EXPENSE REDUCTIONS During the six months ended December 31, 2002, the Fund's custody fee was reduced by $21,691 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................       .50%
Next $1 billion.............................................       .45%
Next $1 billion.............................................       .40%
Over $3 billion.............................................       .35%

    For the six months ended December 31, 2002, the Fund recognized expenses of approximately $36,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $58,500, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2002, the Fund recognized expenses of approximately $1,471,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $244,679 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended December 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of Van Kampen, totaling $55,386.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $2,016,935,373, $92,329,476 and
$13,040,232 for Classes A, B, and C, respectively. For the six months ended December 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   10,777,844    $  77,563,043
  Class B...............................................    1,016,687        7,227,379
  Class C...............................................      269,670        1,929,932
                                                          -----------    -------------
Total Sales.............................................   12,064,201    $  86,720,354
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      494,288    $   3,534,156
  Class B...............................................          -0-              -0-
  Class C...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................      494,288    $   3,534,156
                                                          ===========    =============
Repurchases:
  Class A...............................................  (25,056,366)   $(179,966,748)
  Class B...............................................   (1,238,284)      (8,629,451)
  Class C...............................................     (264,263)      (1,876,427)
                                                          -----------    -------------
Total Repurchases.......................................  (26,558,913)   $(190,472,626)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

    At June 30, 2002, capital aggregated $2,115,804,922, $93,731,548 and
$12,986,727 for Classes A, B, and C, respectively. For the year ended June 30, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,442,783    $  59,014,618
  Class B...............................................    1,482,931       13,449,165
  Class C...............................................      192,686        1,763,195
                                                          -----------    -------------
Total Sales.............................................    8,118,400    $  74,226,978
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      970,430    $   9,005,589
  Class B...............................................          -0-              -0-
  Class C...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................      970,430    $   9,005,589
                                                          ===========    =============
Repurchases:
  Class A...............................................  (33,129,435)   $(302,966,287)
  Class B...............................................   (3,174,794)     (28,261,290)
  Class C...............................................     (453,532)      (4,009,862)
                                                          -----------    -------------
Total Repurchases.......................................  (36,757,761)   $(335,237,439)
                                                          ===========    =============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon will automatically convert to Class A Shares after the eighth year following purchase. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received thereon automatically convert to Class A Shares after the sixth year following purchase. For the six months ended December 31, 2002 and the year ended June 30, 2002, 34,140, and 760,119 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended December 31, 2002 and the year ended June 30, 2002, no Class C Shares converted to Class A Shares. The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended December 31, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $40,000 and CDSC on redeemed shares of approximately $44,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $395,807,362 and $553,451,895, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended December 31, 2002, were as follows:

                                                              CONTRACTS
Outstanding at June 30, 2002................................      91
Futures Opened..............................................     682
Futures Closed..............................................    (432)
                                                                ----
Outstanding at December 31, 2002............................     341
                                                                ====

    The futures contracts outstanding as of December 31, 2002, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
  S&P 500 Index Futures March 03 (Current Notional Value of
    $219,725 per contract)..................................     341       $(1,127,005)
                                                                 ===       ===========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

Included in these fees for the six months ended December 31, 2002, are payments retained by Van Kampen of approximately $284,100 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $78,400. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $907,000 and $18,300 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PACE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
14, 114, 214                                                   Member NASD/SIPC.
PACE SAR 2/03                                                    9520B03-AP-2/03